SOS **Summit Office Suites** KA50329

LICENSE AGREEMENT FOR USAGE OF OFFICE SPACE BETWEEN
SUMMIT OFFICE SUITES, AS LICENSOR, AND
SKINS, INC., AS LICENSEE
DATED SEPTEMBER 10, 2007

ITEM 1: BASIC AGREEMENT. This licensing Agreement (this "Agreement") by and between Summit Office Suites, (the "Licensor") and SKINS, INC. (the "Licensee") grants the Licensee the right to use and occupy Room 1240 at 1115 Broadway, 12th Floor, New York, NY 10010, upon the terms and conditions herein specified. As part of this Agreement, the Licensor shall provide the Licensee with the General Services as described in Item 5 herein, which are extended to all other Licensees, under the condition that the Licensee satisfies all of its obligations, as set forth in this Agreement.

As a matter of fair and equal access and usage of the facilities by all Licensees, the Licensor cannot enter into a License Agreement with agencies, on-site recruiters, or any other business that will see numerous visitors/clients on-site on a regular basis, nor can it run advertisements that list the address of the facility so as not to attract unscheduled visitors. Furthermore, the Licensor cannot enter into a License Agreement with companies that do not have an established bank account or credit card in the Licensee Company's name to pay its initial and ongoing monthly fees. The Licensee accepts that it must pass the Licensor's reference and background checks, and that it will not be accepted as, or considered, a Licensee, with all the rights and privileges described herein, until the Licensor approves, signs and thus executes this License Agreement. If the Licensor finds that the conditions in this paragraph are not satisfied, it reserves the right to deny and cancel this Agreement at any time.

ITEM 2: LICENSEE REGISTRATION AND REFERENCE INFORMATION.

2.1. **Registration Information.** The Licensee represents that the following information, **which may be used for preparing and sending any legal notices,** is current and accurate, and agrees to immediately report to the Licensor any changes to the information below during the term of this Agreement.

SKINS INC	2yrs +
Licensee/Organization Name	How Long Ago Was This Business Established?
1115 Broadway 12th FL	New York NY 10010
Current Business Address	City, State, Zip
20-4511485	1 1/2 yr
Employer Identification No	Number of Years Incorporated
Mark Klein	CEO / President
Principal's Name	Title
1 Independence CT #7	Hoboken NJ
Legal Address	City, State, Zip
	917 421 2934
Home Phone No.	Alternate Phone No.
212 6561788	mark@skinsfootwear.com
Fax No.	Email Address

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2.2. **Guest Registration And Changes In Personnel.** All clients, vendors, or guests of the Licensee, that intend to use the Room(s) for more than three (3) consecutive days, or five (5) days in total, during the term of this Agreement, shall register the names of those individuals with the Licensor, in advance, for security purposes. Also, for security purposes, the Licensee agrees to immediately report in writing any changes in personnel, such as termination of employment or additions to staff.

2.3. **Business/Credit References.**

1) ______________________________ ______________________

Company/Creditor Name Account No.

______________________________ ______________________

Contact Name Phone No.

2) ______________________________ ______________________

Company/Creditor Name Account No.

______________________________ ______________________

Contact Name Phone No.

2.4. **Personal References.**

1) ______________________________ ______________________

Name Phone No.

______________________________ ______________________

Address Relationship

2) ______________________________ ______________________

Name Phone No.

______________________________ ______________________

Address Relationship

See prior lease

2.5. **Bank Information.**

______________________________ ______________________

Bank Name and Type of account Account No.

2.6 **Nature Of The Business / Organization.** Below describe what type of business/ organization that this office will be used for:

____

2.7. **Referral Source.** Below indicate which source or broker you used, or referred you to the Licensor, so that it may receive the appropriate credit for its services. If you did not use any broker or referral service, and attained information entirely on your own (perhaps through a general search on the worldwide web without registering with any office rental search engine), please write **'NONE'** below.

____

The Licensee hereby affirms, that all the information provided in Items 2 is true and accurate. Licensor is authorized (as deemed necessary by the Licensor), to verify the accuracy of the statements and information provided and to conduct a credit investigation, including without limitation, obtaining one or more credit reports from credit reporting agencies.

______________________________ ______________________

Signature Date

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ITEM 3: MONTHLY LICENSE FEE. This Licensee shall pay the Licensor a base monthly License amount of:

$1,600.00 for Room # 1240

Plus a monthly 10% surcharge for utilities and maintenance, as described in Item 5.2 below, of **$160.00** for a total of **$1,760.00** per month (the "License Fee").

*****Licensee shall receive an abatement of $330.00 per month for consideration of the noisy HVAC unit above the ceiling in client room*****

****Licensee shall receive the period of September 16, 2007 through September 30, 2007 free of License Fee and will only be charged for telecommunications and incidentals during that period****

ITEM 4: TERM OF THIS LICENSE.

4.1. **Term Dates:** This Agreement is for a term of eight and one-half (8 1/2) months commencing on September 16, 2007 and concluding on May 31, 2008.

4.2. **Early Termination:** The Licensee may terminate this Agreement on the last day of any month, as long as it provides a written 60-day notice by or before 12:00 noon on the first day of the previous month, indicating that it wishes to terminate this Agreement. Strict compliance with this clause is required for early termination.

4.3. **Written Notice Required For All Agreements To Conclude:** In order for the Licensor to be able to legally pursue other clients, and to sign other Agreements for the Room(s) in this Agreement, the Licensee must first deliver a written 60-day notice to the Licensor as described in the clause above, by 12:00 noon on the date set forth above. Upon receiving a written 60-day notice, the Licensor will submit to the Licensee a counter notice acknowledging the termination date of this Agreement, which will not be unreasonably withheld. This written notice requirement will be strictly enforced irrespective of whether the date which the Licensee must provide the notice, as set forth above, falls on a weekend or holiday.

4.4. **Exact Term Conclusion:** If the Licensee does not issue the Licensor a written 60-day notice on April 1, 2008, and at the Licensor's discretion, is allowed to continue beyond the last day of the term as written in this Agreement, which is May 31, 2008, the Licensee is still required to issue a written 60-day notice in order for this Agreement to terminate. The Licensee accepts that, in the event that the term date herein is exceeded, the Licensor retains the right to renegotiate an extension of this Agreement at anytime, including new terms, conditions and rates. The Licensee acknowledges that the retainer fee/security deposit is not to be used or applied toward any outstanding invoices. **The Licensee also acknowledges that any partial month of occupancy will be billed as a full month of occupancy.**

ITEM 5: GENERAL SERVICES.

5.1 **No Fee Services includes client and guest reception during regular business**

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hours (8:00 a.m. to 6:00 p.m., Monday Through Friday, excluding holidays); one directory listing in the lobby per company and as many individual listings in the directory as there are stations in the Licensee's room; optional live answering of the Licensee's calls and receipt of mail and packages on the Licensee's behalf by the receptionist; handling of outgoing mail and parcels; free conference room usage shall be limited to six (6) hours per Licensee per month, available on a first-come, first-serve basis; cleaning services; trash removal; and free access and reception services during non-holiday weekdays from 8:00 AM to 6:00 PM.

5.2. **Non-Business Hour Access:** If the Licensee requires non-business hour access to the premises during an evening, holiday, overnight or weekend, the Licensee must request and obtain an off-hours access card in order to enter the premises. Each access card provided to the Licensee will be free of charge but will be assessed a $100.00 per access card fee if it is lost and/or not returned by the Licensee when the Licensee terminates its occupancy. The Licensee acknowledges that reception services will not be provided during non-business hours; the climate controls, which are governed by the building management, will operate on a "non-business hours" schedule. Each office door key provided to each Licensee will be free of charge but will be assessed $100.00 per key fee (one office door and one mailbox) if they are lost and/or not returned by the Licensee when the Licensee terminates its occupancy (to off-set re-keying and locksmith charges).

5.3. **Fee Based Services** are billed on a monthly invoice basis. Those that are optional and billed a-la-carte include black and white copies and networked printing at $.10 per page; color copies and networked printing at $.75 per page; faxes received or sent at $1.00 per page domestic or $2.00 per page international transmission; postage, messenger, and courier services at cost plus a 20% per item handling charge; secretarial/clerical support at $30.00 per hour billable in half-hour (1/2) increments; and monthly telecommunication services, which include phone fax/modem and T-1 usage as described in Items 6 below. Additional conference room rental fees start at $50.00 per hour and will be strictly accounted for. Additional office furniture rental is available on a per item/per month basis. Additional fee based services may be available in the future. Maintenance and utility charges are billed on a standard monthly basis for electrical usage, cleaning and basic maintenance/handyman services, front-desk staff during regular business hours, and surveillance services, at the rate of 10% of the base monthly License amount (as described in Item 3, above).

5.4. **Furniture**: A desk and a chair will be provided at no charge for as many stations as requested by the Licensee for its room(s).

5.5. **Special Handiwork**: Any installation of wall-mounted shelving units must be pre-approved by the Licensor, and the materials need to be pre-paid by the Licensee, and will remain as a fixture and property of the Licensor upon the Licensee relinquishing the room(s), so as not to demise and cause damage to the room, its walls and metal stud structures upon removal.

ITEM 6: TELECOMMUNICATIONS. Licensee is not permitted to install any telecommunication equipment, including telephone or network lines for internal or external use. All components of the phone system and/or T-1 installation software and hardware provided by Licensor and used by Licensee will remain the property of the Licensor.

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6.1. **Phones.** The Licensor will furnish Licensee with a digital phone handset with features including call conferencing, call transfer, call forward, speed dial, speakerphone and one voicemail box. The initial set-up fee is a one-time charge of $100.00 per outgoing line. Ongoing usage fees are $100.00 per month, per phone handset. Additional services are available, as follows: a multiple voicemail box option (voice mail tree) will incur a one-time set-up fee of $50.00 and $50.00 per month, per tier. Adding or deleting other features will incur a $50.00 charge per activity.

6.2. **Analog Lines.** The Licensor will furnish Licensee an analog line for fax or modem usage. The initial set-up fee is a one-time charge of $100.00 per line. Ongoing analog line fees are $100.00 per month, plus usage.

6.3. **Internet Access.** The Licensor will furnish the Licensee with 24-hour access to the Internet through a shared T-1 data line connection. The Licensor prohibits the Licensee from using a Mail Server, hosting internal websites; dispatching broad based e-mails (spamming), utilizing internal FTP servers or the use of any equipment or applications that the Licensor deems to utilize excessive bandwidth. The installation fee is a one-time charge of $100.00 for each RJ45 hookup. Ongoing access fees are $100.00 per month per computer and per desk/station per room. **Each computer is required to have a separate IP address and each desk/station in each room will be charged for one-time and monthly T-1 access and usage fees, regardless of whether each desk/station is occupied and utilized full-time, part-time or no time during any given month. Wi-Fi wireless internet hubs and Voice over IP equipment are strictly prohibited because of their excessive bandwidth demands and limited monitoring capabilities. Off-site server-storage, and full, dedicated T-1 may be offered at a negotiated rate.**

6.4. **Internet Security**. In order to protect the Licensee's computer(s) from unwanted hackers and viruses, and to prevent the inconveniencing or slowing down of other T-1 users on the premises, it is the Licensee's sole responsibility to provide its own firewall and anti-virus protection on its computer(s). In the event that the Licensee's computer(s) becomes infected or hacked, regardless of whether it has installed firewall or anti-virus protection, the Licensor is not responsible for any damage suffered to the Licensee's computer(s).

If the Licensor notices or suspects that the Licensee's computer(s) may be infected, the Licensor reserves the right to schedule a time to immediately inspect the Licensee's computer(s). If the Licensor determines that the Licensee's computer(s) is infected and thus causing a disruption or slow down to the shared public network, the Licensor reserves the right to immediately disconnect that computer from the T-1.

Also, due to numerous incoming spam issues clogging up many email systems, the Licensor highly recommends that the Licensee install spam-filtering software to help eliminate congestion and the slowing down of the network. The Licensee will indemnify and hold the Licensor harmless for any and all damages, including without limitation, reasonable attorney's fees that may result from the foregoing.

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6.5. **Technical Support.** One hour (60 minutes) of basic technical support and service for phones, T-1s and computers will be provided at no charge during regular business hours (9:00 AM to 5:00 PM, Monday through Friday, except holidays) each month per client/company, with a $60.00 per hour charge for any support and service provided thereafter, billable at ½ hour increments. **This does not include time spent on initial set-up of telephone and T-1, nor does it include time spent on service calls or troubleshooting for telephones and T-1's that were caused by any downtime or malfunction on the part of the service provider.**

The aforementioned technical support will be provided by an on-site independent technician. The on-site independent technician does not provide support to MAC users, although he may provide them some general computer guidance, at his discretion. The Licensor does not recommend, warranty, and/or guarantee the work of the on-site independent technician. The on-site independent technician reserves the right to decline any requested extra technical support at their discretion. If the Licensee selects an outside technical consultant, that consultant's work must first be approved in writing by the Licensor, approval of which will not unreasonably be withheld, conditioned or delayed. Any technical support that requires VPNs or copying/transferring of files must first be approved by the Licensor, after a written request of the Licensee for such assistance has been provided. The Licensee acknowledges that the Licensor does not warranty, guarantee and/or certify any work performed by any independent technician irrespective of whether or not the technician was pre-approved. The Licensee will indemnify and hold the Licensor harmless for any and all damages, including without limitation, lost business, lost profit, and reasonable attorney's fees that may arise from such work.

ITEM 7: MONTHLY PAYMENT OF THE LICENSE FEE AND MONTHLY CHARGES.
The Licensee shall pay, and the Licensor must receive, the License Fee set forth in Item 3 above, the previous month's charges for Fee Based Services set forth in Item 5 above and the current month's charges for phone equipment and line access, and Internet access set forth in Item 6 above, **by 12:00 noon of the 1st day of each month** during the term of this Agreement, and will provide an ongoing charge authorization in the event that the Licensee chooses to not pay its invoices by check before that deadline.

ITEM 8: MONTHLY FEES PAID LATE. If the License Fee set forth in Item 3 above, the previous month's charges for Fee Based Services set forth in Item 5 above and the previous Month's charges for Phones set forth in Item 6 above have not been received by the Licensor by12:00 noon on the 5th day of the month, a late payment penalty of **$250.00** will automatically be charged to the Licensee. If the Licensor has not received payment by 12:00 noon on the 15th day of the month, the Licensee shall be considered in default (see Item 14 below) and the Licensee shall pay all late payment penalties accrued, in addition to the penalties of default. Additionally, if payment of the total monthly amount due for that month has not been received by the Licensor by 12:00 noon on the 15th day of the month, all phone lines will be disconnected, the phone numbers will not be available for reconnecting, and new phone lines will require an additional $250.00 per line fee plus a $250.00 per line phone deposit. The Licensee will indemnify and hold the Licensor harmless for any and all damages, including without limitation, lost business, lost profits and reasonable attorney's fees that may arise from the late payment measures described herein.

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ITEM 9: RETAINER FEE. The Licensee shall pay the Licensor two (2) months of the License Fee plus an automatic credit card authorization to cover all incidental, per-usage and other monthly fees as a Services Retainer Fee, which shall be refunded to the Licensee within thirty (30) days after the term of this Agreement has concluded, provided that the Licensee is not in default, there are no outstanding fees or charges due the Licensor and, for security purposes, **all keys have been returned to the Licensor.**

ITEM 10: FEES DUE UPON SIGNING:

REFUNDABLE SERVICES RETAINER FEE (2 x Monthly License Fees)				$	**3,520.00 (A)**
OPENING CHARGES					
First Paid Month's License & Telecommunications Charges: **Dates: October 1, 2007 through October 31, 2007**					
	Cost	**Quantity**	**Months**		**Total**
Monthly License Charge	$ 1,600.00		1	$	1,600.00
10% Maintenance & Utility Charge	$ 160.00		1	$	160.00
*Telephone Charges Per Number	$ 100.00	1	1	$	100.00
*Fax/Modem Charges Per Number	$ 100.00	0	0	$	-
T-1 Access Per IP Address	$ 100.00	1	1	$	100.00
Subtotal of Monthly Recurring Charges:				$	**1,960.00 (B)**
Monthly Abatement **Dates: October 1, 2007 through October 31, 2007**					
	Cost		**Months**		
Monthly License Charge	$ (300.00)		1	$	(300.00)
10% Maintenance & Utility Charge	$ (30.00)		1	$	(30.00)
Subtotal of Monthly Abatement:				$	**(330.00) (C)**
One-Time Telecommunications Installation & Set-up Charges:					
	Cost	**Quantity**			**Total**
*Telephone Set-up & Installation per number	$ 100.00	1		$	100.00
*Fax/Modem Set-up & Installation per number	$ 100.00	0		$	-
*T-1 Set-up & Installation per IP Address	$ 100.00	1		$	100.00
Subtotal of One-Time Set-up Charges:				$	**200.00 (D)**
***NYS Sales Tax Applied**				$	**25.13 (E)**
Total Opening Charges, including retainer & set-up fees (A, B, C, D, & E)				$	**5,375.13 (F)**

THE LICENSEE AGREES TO PROVIDE THE LICENSOR WITH A WRITTEN AUTHORIZATION TO CHARGE THE LICENSEE'S CREDIT CARD AT 12:00 NOON ON THE FIRST DAY OF ANY MONTH, IN THE EVENT THAT THE LICENSEE ELECTS TO NOT PAY, USING ANY METHOD OF PAYMENT OF ITS CHOOSING, THE INVOICE THAT IT WAS PROVIDED ON OR ABOUT THE 25TH DAY OF THE PREVIOUS MONTH.

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FEES DUE UPON SIGNING: Upon signing of this Agreement and in order to make this Agreement valid and in force, a check, charge or wire transfer totaling **$5,375.13 (E)**, which represents the refundable Services Retainer Fee due **(A)**, the monthly recurring charges for the first month **(B)**, the one-time set-up fees **(C)**, and NYS Sales Tax **(D)**, must be received by the Licensor no later than 12:00 noon on September 13, 2007. Failure to receive these amounts in secured funds by this time may render this Agreement and offer null and void, at the discretion of the Licensor.

ITEM 11: RETURNED CHECKS. All checks provided to the Licensor for any charges or fees required pursuant to this Agreement that are returned by the bank will be subject to a $50.00 surcharge in addition to a replacement check, unless it is due to a bank error. The surcharge and replacement check shall be paid with a certified check or money order.

ITEM 12: RULES AND REGULATIONS.

12.1. The Licensor shall have the right to revoke the License, immediately discontinue all accesses and service usage privileges such as for phones, T-1s, Fax lines, de-activate all copier/security/entry codes, and declare the Licensee in default hereunder, if the Licensee violates any of the following rules and regulations:

A. Repeated passing of checks with insufficient funds or repeated late payment of any monthly fees (more than once during any 12-month period of the term).
B. Excessive visitors: not more than five (5) per day, unless approved in writing in advance by the Licensor, or the placement of advertisements that mention the general address of our facility and thus invite an uncontrolled flow of visitors to come to our facilities and overuse our reception area without a scheduled appointment.
C. Excessive noise, loud music or unruly behavior, or any loud, argumentative or unprofessional interfaces with other Licensees or employees, representatives and agents of the Licensor.
D. Entry into another Licensee's rooms or offices of the Licensor's employees, representatives or agents, or a restricted access areas, including the receptionist's office, mailroom or phone room, without the Licensor's permission.
E. Unauthorized use of, or damage to, property, equipment or furniture on the premises.
F. Any condition which detracts from a clean and safe environment including, but not limited to: excessive messes in the conference rooms, common areas or bathrooms caused by the Licensee; smoking in the building; bringing pets onto the facilities; or any compromising of security locked doors or any other security features.
G. Any misrepresentation to the Licensor of the Licensee's business intent or practice, or any illegal or illicit activity practiced by the Licensee.
H. Any unreported changes to the principal's Registration Information, especially the nature of its business, without the Licensor's prior knowledge and written approval.

12.2. The Licensee shall not bring into the Room(s) any equipment that consumes excessive electrical demand such as copiers, air conditioners, heaters or coffee makers; however, the Licensee is permitted to use printers and fax machines in its Room(s).

12.3. The Licensor shall have the right to show the Room(s) to prospective Licensees at any time during the last 60 days of its term, as long as the Licensor makes a reasonable attempt to not disrupt the Licensee or its business.

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12.4. The Licensor shall have the right to return trash baskets, once they have been emptied by the staff, to the Licensee's Room(s) to maintain the proper aesthetics of the facility at all times.

12.5. The Licensee is not permitted to make any physical alterations to its room(s) without prior written consent of the Licensor. This includes installing hooks, hanging pictures or posters, painting, etc.

12.6. The Licensee is required to notify the Licensor with a minimum one day's notice, preferably more, when the Licensee will be moving furniture, equipment, files, or other substantial belongings either into or out of the Room(s) and premises. The Licensee must use the freight elevator when moving large boxes, equipment or furniture. Freight elevator usage hours are Monday through Friday from 9:00 a.m. to 12:00 p.m. and 1:00 p.m. to 4:00 p.m., excluding holidays. NOTE: Freight elevator is closed from 12:00 p.m. to 1:00 p.m. for lunch breaks. The freight elevator address is 16 West 25th Street.

12.7. The Licensee accepts that the very nature of large, shared working environments, such as those offered at a typical business center, is such that the standards for issues such as aesthetics and room temperature, vary from individual to individual. The Licensee also accepts that, in attempting to satisfy the collective and varied standards of such a large group, it is sometimes possible that an individual's standards will not match those of the majority of occupants, or the Licensors decision, and thus, sometimes an individual Licensee's standards may not be met. Therefore, the Licensee accepts that a business center, or in this instance, specifically the Licensor's business center, may not be best suited for every type of business or individual, and that if the Licensor finds that it cannot satisfy any Licensee's individual standards, as evidenced by repeated claims or complaints by the Licensee (more than two per month, for any 3 months over the course of a year), the Licensor shall have the right to issue a written 60-day notice to the Licensee to terminate this Agreement at any time.

ITEM 13: ASSIGNMENT. The Licensee may not assign this Agreement; sublease or contract sub-Licensees to use the Room(s) or change the name or nature of its business therein without the prior written approval of the Licensor.

ITEM 14: DEFAULT.

14.1. The Licensee shall be in default and shall have the License revoked if it does not pay its monthly charges in full by noon on the 15th of the applicable month or if it violates any of the rules and regulations described in item 12 above.

14.2. The Licensee shall be in default and shall have the License revoked if it does not comply with the terms and conditions of this Agreement.

14.3. If the Licensee is in default, it shall, without any notice, forfeit its License, forfeit the Retainer Fee, surrender its right to enter or use the Room(s), shall return all keys and security passes, and shall pay all money due the Licensor under the terms of this Agreement. The Licensee shall also pay for any reasonable legal fees associated with any legal action taken to enforce the terms of this Agreement, or to remove the Licensee and its belongings from the premises, along with any and all storage fees that may be incurred. The Licensee acknowledges that its phone lines will be disconnected, the phone numbers will not be available for reconnecting, and new phone lines will require an additional $250.00 per line fee plus a $250.00 per line phone deposit.

14.4. Only after all of the fees and charges described herein associated with default have been paid to the Licensor by the Licensee, and the keys to the office(s) that it has occupied

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have been returned to the Licensor, shall the property of the Licensee be returned. The Licensee shall be solely responsible for the costs and fees associated with the return of its property.

14.5. The Licensee acknowledges that this Agreement is a conditional License to use the Rooms and services herein referred to, and that the License is not a lease, and therefore, the Landlord-Tenant laws do not govern this Agreement nor can the Licensee invoke tenant rights or privileges. The Licensee hereby specifically waives any and all rights that it may have under the Landlord-Tenant Laws.

ITEM 15: OFFICE AND PROPERTY ABANDONMENT. If the Licensee is in default, and for thirty (30) days fails to respond to the default notice, fails to contact the Licensor in writing, fails to satisfy its financial obligations to the Licensor under the terms of this Agreement, or fails to retrieve its belongings, the Licensee accepts that such actions constitute a legal abandonment of its rights and belongings. In such an event, the Licensor shall be permitted, in its sole discretion, to either store the property in room(s) of its choosing, for a period of time to be set by the Licensor, or dispose of the property, as the Licensor sees fit. If the property is stored, the Licensee is solely responsible for any and all costs and fees associated with the same, including, without limitation, reasonable attorney's fees. The Licensee will indemnify and hold the Licensor harmless for any and all damages, including without limitation, lost business, lost profits, costs of storage and reasonable attorney's fees that may arise from the actions it takes to address the Licensee's abandonment of office and property.

ITEM 16: HOLD HARMLESS. The Licensee shall hold the Licensor harmless from any failures or malfunctions relating to any service including, without limitation, utilities, heating, air-conditioning, water, internet access, telephone and the like, that are beyond the Licensor's control, nor will the Licensee pursue any claims against the Licensor to recover damages as a result of service interruptions beyond its control. The Licensee also accepts that, once this Agreement is signed and executed, it will hold harmless the individual, independent agent(s) or parties that were involved in the referral, negotiation and contracting of the Licensor's spaces to be occupied as part of this Agreement, including Partners In Excellence. Inc., in the event that it is engaged in any issues, legal or otherwise, with the Licensor. The Licensee also accepts that it will hold the Licensor harmless for any technical work performed by the in-house, or approved outside independent Technical Contractor.

ITEM 17: INSURANCE The Licensee is solely responsible for obtaining and paying for business insurance including Workers' Compensation (required for any employee(s) working out of "The Room(s)" for any organization affiliated with the Licensee), General Liability, Property & Casualty, and Fire & Burglary Insurance for the Room(s) and naming ***Suites Over Soho, LLC dba Summit Office Suites ,Adams & Company Real Estate, LLC as Agent, and Eleven Fifteen Broadway Associates, as Owner,*** as insured. The Licensee is required to submit to the Licensor, Certificates of Insurance for the aforementioned no later than fifteen (15) days after start of term or may be declared in default of its obligations and this Agreement by the Licensor. In the event the Licensee fails or refuses to comply with this provision, the Licensee will indemnify and hold the Licensor harmless for any and all damages, including without limitation, lost business, lost profits, damage to equipment and personal property, and any possible costs related to storage, relocation and legal/attorney's fees. In no event shall the Licensor become responsible for purchasing and/or maintaining the aforementioned insurance if the Licensee fails to comply with its obligation. The Licensor is responsible and has insurance for all common areas on the 12th floor, and Adams & Company Real Estate, LLC, as Agent, and Eleven Fifteen Associates, as Owner, who is the Landlord of 1115 Broadway, New York, New York has insurance for all common areas of the building including the elevators, lobby and stairwells.

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ITEM 18: GOVERNING LAW. This Agreement shall be governed by the laws of the State of New York, but not by Landlord-Tenant Laws, as described in Item 14.5.

ITEM 19: ENTIRE AGREEMENT. The provisions herein constitute the entire Agreement between the parties with respect to the subject matter herein and supersede all prior Agreements, warranties, representations, promises, understandings and commitments, oral or written, and all other communications with respect to the subject matter addressed in this Agreement.

ITEM 20: SEVERABILITY. If any provision of this Agreement is held to be void, invalid or otherwise unenforceable (either in whole or in part), the remaining portions of this Agreement shall remain in effect and the parties herein will use their best efforts to substitute the void, invalid or unenforceable provision with a new provision of like intent and effect.

ITEM 21: NO WAIVER. If either party waives a right granted in this Agreement, it must be done so in writing and signed by the party holding that right. If a party fails to exercise a right, it should not be interpreted as a waiver to exercise that same right, or any other right, in the future.

ITEM 22: AMENDING THIS AGREEMENT. This Agreement may be amended only by a tangible written document manually executed by a duly authorized representative of each of the parties.

ITEM 23: LEGAL NOTICES. Any legal notices required or permitted to be delivered to the Licensee shall be in writing and delivered by hand, by overnight courier or by registered mail/return receipt requested, to the party and address designated in Item 2.1 of this Agreement.

THE LICENSOR ENCOURAGES THE LICENSEE, AND THE LICENSEE ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY, TO REVIEW THIS AGREEMENT WITH AN ATTORNEY PRIOR TO SIGNING AND COMMITTING TO THIS LEGALLY BINDING AGREEMENT.

THE LICENSEE ACCEPTS THAT THE PRIMARY CONDITION OF THIS AGREEMENT IS THAT IT CANNOT BE IN DEBT TO THE LICENSOR FOR ANY LICENSE FEE, FEE BASED SERVICES OR TELECOMMUNICATION CHARGES THAT IT OWES TO THE LICENSOR BEYOND THE DEADLINE DATE THAT THESE FEES ARE DUE. THE LICENSEE ALSO ACCEPTS THAT ALTHOUGH IT HAS PAID THE LICENSOR A RETAINER FEE, THIS MONEY CANNOT BE USED TO OFF SET ANY PAYMENTS DUE THE LICENSOR, AND WILL BE FORFEITED BY THE LICENSEE IF THE LICENSEE IS IN DEFAULT AND OWES THE LICENSOR MONEY.

THE AUTHORIZED SIGNATURES BELOW CONSTITUTE LEGAL ACCEPTANCE OF ALL THE CONDITIONS DESCRIBED IN THIS LICENSE AGREEMENT.

LICENSOR:		**LICENSEE**:	
		[signature]	2/12/08
Summit Office Suites	Date	Skins, Inc.	Date
Avi Lazarovits		Mark Klein	
Vice-President		President & CEO	

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